                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-A

               For Registration of Certain Classes of Securities*
                     Pursuant to Section 12(b) or (g) of the
                         Securities Exchange Act of 1934

                               CareerBuilder, Inc.
                     --------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

Delaware                                               54-1779164
-------------------------------                        ------------------------
(State of Incorporation                                (IRS Employer
or Organization)                                       Identification no.)

           11495 Sunset Hills Road, Reston, Virginia                   20190
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                              (Zip Code)

If this form relates to the registration of a class of debt securities and is effective upon filing pursuant to General Instruction A(c)(1) please check the following box.

                                        *

If this form relates to the registration of a class of debt securities and is to become effective simultaneously with the effectiveness of a concurrent registration statement under the Securities Act of 1993 pursuant to General Instruction A(c)(2), please check the following box.

                                        *

Securities Act registration statement file number to which this form relates:
333-73469
---------

       Securities to be registered pursuant to Section 12(b) of the Act:

                                      None

       Securities to be registered pursuant to Section 12(g) of the Act:

                          Common Stock, $.001 par value
                          -----------------------------
                                (Title of class)

Item 1:    Description of Registrant's Securities to be Registered.

           The description under the heading "Description of Capital Stock" relating to the Registrant's Common Stock, $.001 par value per share, in the Prospectus included in the Registrant's Registration Statement on Form S-1 (File No. 333-73469) filed with the Securities and Exchange Commission on March 8, 1999, as amended (the "Registration Statement on Form S-1"), is incorporated herein by reference.

Item 2:     Exhibits

           The following exhibits are filed herewith (or incorporated by reference as indicated below):

           3.1 Certificate of Incorporation, as amended, incorporated herein by reference to Exhibit 3.1 to the Registrant's Registration Statement on Form S-1.

           3.2 Form of Amended and Restated Certificate of Incorporation, incorporated herein by reference to Exhibit 3.2 to the Registrant's Registration Statement on Form S-1.

           3.3 By-Laws of the Registrant, incorporated herein by reference to Exhibit 3.3 to the Registrant's Registration Statement on Form S-1.

           3.4 Form of Amended and Restated By-Laws, incorporated herein by reference to Exhibit 3.4 to the Registrant's Registration Statement on Form S-1.

           10.1 Third Amended and Restated Registration Rights Agreement, incorporated herein by reference to Exhibit 10.5 to the Registrant's Registration Statement on Form S-1.

           10.2 Amended and Restated Stock Restriction Agreement, incorporated herein by reference to Exhibit 10.6 to the Registrant's Registration Statement on Form S-1.

                                    SIGNATURE

           Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                               CAREERBUILDER, INC.


                                               By:   /s/ James A. Tholen
                                                  -----------------------------
                                                     James A. Tholen
                                                     Chief Financial Officer

April 30, 1999